UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 4, 2022

GALAXY GAMING, INC.

(Exact name of registrant as specified in its charter)

Nevada

(State or other jurisdiction of incorporation)

000-30653	20-8143439
(Commission File Number)	(I.R.S. Employer Identification No.)

6480 Cameron Street Suite 305

Las Vegas, Nevada 89118

(Address of principal executive offices)

(702) 939-3254

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Exchange on Which Registered
Common Stock	GLXZ	OTCQB marketplace

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

On March 8, 2022, Galaxy Gaming, Inc. (the “Company”) announced that its 2022 Annual Meeting of Stockholders (the “2022 Annual Meeting”) would be held virtually on June 1, 2022.  On April 4, 2022, the Company announced that it has changed the 2022 Annual Meeting to an in person meeting.  The 2022 Annual Meeting will be held at 9:00 a.m. (local time) on Wednesday, June 1, 2022, at Green Valley Ranch Resort Spa & Casino, 2300 Paseo Verde Parkway, Henderson, Nevada, 89052.  The record date for the 2022 Annual Meeting is the close of business on April 6, 2022.

The Company reserves the white proxy card with respect to the 2022 Annual Meeting.

Important Additional Information and Where to Find It

The Company intends to file a proxy statement and WHITE proxy card with the U.S. Securities and Exchange Commission (the “SEC”) with respect to the 2022 Annual Meeting and to mail the definitive proxy statement and the definite form of WHITE proxy card, along with the Company’s 2021 Annual Report on Form 10-K, to each stockholder of record entitled to vote at the 2022 Annual Meeting. THE COMPANY STRONGLY URGES ITS SHAREHOLDERS TO READ ANY SUCH PROXY STATEMENT, THE ACCOMPANYING WHITE PROXY CARD AND OTHER RELEVANT DOCUMENTS CAREFULLY IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Investors and security holders may obtain free copies of these documents, once they are filed, and other documents filed with the SEC on the SEC’s website at http://www.sec.gov. Free copies of the documents filed with the SEC by the Company may also be obtained at the investor relations portion of the Company’s website at https://ir.galaxygaming.com/ under “SEC Filings,” or by contacting the Company’s Investor Relations Officer by telephone at 702-939-3254.

Participants in Solicitation

Galaxy Gaming, Inc. and its directors and executive officers may be deemed to be participants in the solicitation of proxies from Company stockholders in connection with the matters to be considered at the 2022 Annual Meeting. Information about the Company’s directors and executive officers is available in the Company’s public filings filed with the SEC, including its proxy statement for the 2021 Annual Meeting of Shareholders, as filed with the SEC on Schedule 14A on January 4, 2021. Additional information regarding the interests of the directors and executive officers will be set forth in the proxy statement to be filed with the SEC in connection with the 2022 Annual Meeting. Free copies of this document may be obtained as described in the preceding paragraph.